Public Service Enterprise Group PSEG Earnings Conference Call 3rd Quarter 2016 October 31, 2016 EXHIBIT 99.1

Forward-Looking Statements
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements
are
subject
to
risks
and
uncertainties,
which
could
cause
actual
results
to
differ
materially
from
those
anticipated.
Such
statements
are
based
on
management's
beliefs
as
well
as
assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
adverse changes in the demand for or ongoing low pricing of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulations, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, including prudency reviews, disallowances
and changes in authorized returns,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
adverse
outcomes
of
any
legal,
regulatory
or
other
proceeding,
settlement,
investigation
or
claim
applicable
to
us
and/or
the
energy
industry,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations or increase the cost of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
delays or unforeseen cost escalations in our construction and development activities, or the inability to recover the carrying amount of our assets,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
increases in competition in energy supply markets as well as for transmission projects,
•
changes in technology, such as distributed generation, storage and micro grids, and greater reliance on these technologies,
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover insurance proceeds with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
economic recessions,
•
an inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce, and
•
changes in the credit quality and the ability of lessees to meet their obligations under our domestic leveraged leases.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The
forward-looking
statements
contained
in
this
report
are
intended
to
qualify
for
the
safe
harbor
provisions
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the  Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are
non-GAAP financial measures
that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and material one-time items.  Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities. The last two slides in this presentation (Slides A and B)
include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides
where the non-GAAP information appears.
Management uses Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Management also believes that Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense, depreciation and amortization and major maintenance expense at Power’s fossil generation facilities, which can vary substantially from company to
company depending upon, among other things, the book value of assets, capital structure, whether assets were constructed or acquired and accounting methods.
Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital.
The presentation of Operating Earnings and Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net
Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, Operating Earnings and Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of Operating Earnings and Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
These
materials
and
other
financial
releases
can
be
found
on
the
PSEG
website
at
www.pseg.com
,
under
the
investor
tab.
From
time
to
time,
PSEG,
PSE&G
and
PSEG
Power
release
important
information
via
postings
on
their
corporate
website
at
http://investor.pseg.com.
Investors
and
other
interested
parties
are
encouraged
to
visit
the
corporate
website
to
review
new
postings.
The
“email
alerts”
link
at
http://investor.pseg.com
may
be
used
to
enroll
to
receive
automatic
email
alerts
and/or
really simple syndication (RSS) feeds regarding new postings at  http://investor.pseg.com/rss
.

PSEG 2016 Q3 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q3 Results Summary –
Strong quarterly results
Quarter ended September 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
$ millions (except EPS)
2016
2015
Net Income
$  327
$  439
Reconciling Items
117
(36)
Operating Earnings (non-GAAP)*
$   444
$  403
EPS from Net Income
$  0.64
$  0.87
EPS from Operating Earnings (non-GAAP)*
$  0.88
$  0.80

Year to Date Results
Nine months ended September 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
$ millions (except EPS)
2016
2015
Net Income
$  985
$  1,370
Reconciling Items
211
(149)
Operating Earnings (non-GAAP)*
$  1,196
$  1,221
EPS from Net Income
$  1.94
$  2.70
EPS from Operating Earnings (non-GAAP)*
$  2.36
$  2.41

PSEG –
Q3 2016 Highlights
Operating Results in Q3
Net Income of $0.64 vs. $0.87 per share in Q3 2015
Operating Earnings (non-GAAP) of $0.88 vs. $0.80 per share in Q3 2015*
Increased earnings contribution from PSE&G’s investment in Transmission
Updating
2016
Operating
Earnings
(non-GAAP)
guidance
to
$2.80
-
$2.95
per
share
Operating Review
PSEG Power generation met demand of the hottest summer weather in our 37 years of data
Returned Salem units in late July following refueling and baffle bolt repairs at Unit 1 and transformer issues at Unit 2
PSE&G maintained high system reliability throughout extreme summer conditions
PSEG Disciplined Capital Investment
PSE&G identified >$600 million year to date of additional capital opportunities through 2020
Recent Solar 4 All Extension II settlement to invest $80 million over 3 years
Power’s construction of Keys/Sewaren/Bridgeport Harbor CCGTs continue on schedule and on budget
Market developments
PSEG Power announced retirement of the Hudson and Mercer generating stations (totaling ~1,250
MW) planned for mid-2017 expected to improve its cash flow and return profile
Energy Holdings recorded an impairment of $86 million (after-tax) related to the NRG REMA, LLC leveraged leases residual value
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

$2.80 -
$2.95E
PSEG Updating 2016 Full-Year Guidance
$2.76
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).  E = Estimate.
$2.91
Operating
Earnings*
(non-GAAP)
Guidance
Strong third quarter results were not sufficient to offset the lack of a winter
2014
2015
2016 Guidance

PSEG 2016 Q3 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG EPS Reconciliation –
Q3 2016 versus Q3 2015
Q3 2016
Net
Income
Q3 2015
Net
Income
PSEG
Power
PSE&G
Enterprise/
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Re-Contracting/
Lower Prices/Gas
Volumes  (0.02)
Lower Volume
(0.01)
O&M  0.03
Interest  0.01
D&A  (0.01)
Other  0.01
Transmission
0.03
Distribution
Margin  0.02
Weather  0.01
Distribution O&M
and D&A  (0.02)
Taxes and
Other  0.02
Q3 2015
Operating
Earnings
(non-GAAP)*
Q3 2016
Operating
Earnings
(non-GAAP)*
PSEG-LI
and Other
$0.87
0.06
0.01
0.01
$0.80
$0.88
$0.64
1.00
0.80
0.60
0.40
0.20
0.00

0.00
0.50
1.00
1.50
2.00
2.50
3.00
PSEG EPS Reconciliation –
YTD 2016 versus YTD 2015
YTD 2016        YTD 2016
Operating
Earnings
(non-GAAP)*
YTD 2015
Net
Income
Re-Contracting/
Lower Prices/
Gas Volumes
(0.11)
Lower Gas Send-
Out and Fixed Cost
Recovery  (0.14)
Capacity  (0.05)
Volume  (0.05)
O&M  0.15
Interest  0.03
D&A  (0.01)
Absence of 2015
Tax Credits and
Other  (0.04)
PSEG
Power
Transmission
0.09
Distribution
Margin  0.02
Weather  (0.01)
Distribution
O&M and
D&A  (0.05)
Taxes
and Other 0.08
PSE&G
Enterprise/
Other
PSEG-LI,
Taxes and
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Net
Income
YTD 2015
Operating
Earnings
(non-GAAP)*
$2.70
0.13
(0.22)
0.04
$2.41
$2.36
$1.94

PSE&G 2016 Q3 Review

PSE&G –
Q3 Summary of Results
$ millions (except EPS)
Q3 2016
Q3 2015
Variance
Operating Revenues
$  1,684
$  1,766
$  (82)
Operating Expenses
Energy Costs
721
740
(19)
Operation & Maintenance
376
391
(15)
Depreciation & Amortization
137
231
(94)
Total Operating Expenses
1,234
1,362
(128)
Net Income
$  255
$  222
$  33
EPS from Net Income
$  0.50
$  0.44
$  0.06
PSEG Operating Earnings (non-GAAP) do not include any adjustments related to PSE&G’s operations.

$0.44
0.06
0.02
$0.50
(0.02)
0.00
0.15
0.30
0.45
0.60
PSE&G EPS Reconciliation –
Q3 2016
versus Q3 2015
Q3 2016
Net
Income
Q3 2015
Net
Income
Transmission 0.03
Electric Demand
and Volume  0.02
Weather  0.01
O&M  (0.01)
D&A  (0.01)
Taxes  0.03
Other  (0.01)
Continued  investment in system reliability is a driver of growth

PSE&G –
Monthly Summer Weather Data
6,068
6,254
2,818
5,548
5,106
3,242
5,151
4,521
1,930
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
5,500
6,000
6,500
7,000
July
August
September
2016
2015
Normal
2016
vs.
2015
vs.
Normal
PSE&G
Monthly
Temperature
Humidity
Index
(THI)
Q3 2016 temperature-humidity index was ~9%
higher than Q3 2015 and ~30% higher than normal

PSE&G –
Q3 Operating Highlights
Solar 4 All Extension II settlement reached with BPU Staff and Division of Rate Counsel to invest
$80 million over 3 years to develop 33 MWs of grid-connected, landfill and brownfield solar
Proposal filed with the BPU for NJ Transit investment partnership to develop a new $270 million substation
FERC Formula Rate filing submitted for ~$121 million in increased annual transmission revenue for new rates effective January 2017
PSE&G
lowered
residential
gas
rates
for
the
7
th
straight
year
on
10/1;
since
2009,
average
residential
heating bills have declined by 51%
PSE&G made ~$2.1 billion of capital expenditures in the YTD period ended September 30, as part of its planned spend of ~$3 billion for the full year
Maintaining
PSE&G’s
forecast
of
2016
full-year
Net
Income
at
$900
-
$935
million
Growth in transmission revenues added $0.03 per share over Q3 2015
Q3 2016 electric sales up ~4% on weather that was 9% warmer than Q3 2015 and 30% warmer than normal; Q3 was the hottest in the last 37 years of weather data
Weather normalized electric sales advanced 0.1% in Q3 and were down (0.8%) for the YTD period
O&M remains under control
Operations
Regulatory and Market
Environment
Financial

PSEG Power 2016 Q3 Review

PSEG Power –
Q3 Summary of Results
$ millions (except EPS)
Q3 2016
Q3 2015
Variance
Operating Revenues
$  1,075
$  1,096
$  (21)
Net Income
139
206
(67)
Reconciling Items
31
(36)
67
Operating Earnings (non-GAAP)*
$  170
$  170
$  -
EPS from Net Income
$  0.27
$  0.40
$  (0.13)
EPS from Operating Earnings (non-GAAP)*
$  0.34
$  0.33
$  0.01
* See
Slide
A
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings
(non-GAAP).

$0.40
$0.33
0.03
0.01
$0.34
(0.03)
$0.27
0.00
0.10
0.20
0.30
0.40
0.50
Re-Contracting/
Lower Prices
(0.02)
Lower  Volume
(0.01)
PSEG Power EPS Reconciliation –
Q3 2016 versus Q3 2015
O&M
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Other
Q3 2016
Net
Income
Q3 2015
Net
Income
Q3 2015
Operating
Earnings
(non-GAAP)*
Q3 2016
Operating
Earnings
(non-GAAP)*

PSEG Power –
Generation Measures
7,787
6,863
1,192
1,493
5,739
5,754
0
7,500
15,000
2015
2016
Quarter
ended
September
30
Total Nuclear
Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas.
PSEG
Power
–
Generation
(GWh)
14,718
14,110
Quarter
ended
September
30
PSEG
Power
–
Capacity
Factors
(%)
2015
2016
Combined Cycle
PJM and NY
76.2%
73.6%
Coal
NJ (Coal/Gas)
3.7%
11.1%
PA
65.1%
69.8%
CT
1.3%
5.4%
Nuclear
95.4%
80.2%

PSEG Power –
Generation Measures
22,748
22,265
4,995
3,432
14,745
14,059
0
15,000
30,000
45,000
2015
2016
Nine
Months
ended
September
30
* Includes figures for Pumped Storage.  Includes Hudson and Mercer when run on gas.
PSEG
Power
–
Generation
(GWh)
42,488
39,756
Nine
Months
ended
September
30
PSEG
Power
–
Capacity
Factors
(%)
2015
2016
Combined Cycle
PJM and NY
64.6%
62.5%
Coal*
NJ (Coal/Gas)
7.5%
3.4%
PA
76.3%
61.9%
CT
23.8%
3.8%
Nuclear
92.2%
87.5%
Total Nuclear
Total Coal*
Oil & Natural Gas

PSEG Power –
Fuel Costs
Quarter ended
September 30
($ millions)
2015
2016
Coal
27
29
Oil & Gas
94
83
Total Fossil
121
112
Nuclear
56
49
Total Fuel Cost
177
161
Total Generation
(GWh)
14,718
14,110
$ / MWh
12
11
PSEG
Power
–
Fuel
Costs
Nine months ended
September 30
($ millions)
2015
2016
Coal
139
78
Oil & Gas
423
215
Total Fossil
562
293
Nuclear
162
154
Total Fuel Cost
724
447
Total Generation
(GWh)
42,488
39,756
$ / MWh
17
11

PSEG Power –
Gross Margin Performance
Capacity pricing and MWs were comparable year-over-year
Lack of pipeline take away capacity kept pressure on local natural gas and power prices during a summer that exceeded last year’s hot weather
Regional Performance
Region
Q3 2016
Gross
Margin ($M)
2016 Performance
PJM
$551
Lower hedge prices partially offset
by lower costs to serve
New
England
$13
Higher prices supported increased
volume
New York
$25
Lower volumes offset higher prices
$0
$25
$50
2014
2015
2016
PSEG Power Gross Margin ($/MWh)
$42
$42
$40
Quarter ended
September 30
$0
$25
$50
2014
2015
2016
Nine months ended
September 30
$43
$41
$44

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of September 30, 2016.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components
but
excluding
capacity.
Hedges
include
positions
with
MTM
accounting
treatment
and
options.
**Volumes
reflect
rounding.
Volume TWh
8
35
34
Base Load
% Hedged
100%
100%
45-50%
(Nuclear and Base Load Coal)
Price $/MWh
$48
$47
$45
Volume TWh
4
17
22
Intermediate Coal, Combined
% Hedged
25-30%
0-5%
0%
Cycle, Peaking
Price $/MWh
$48
$47
-
Volume TWh
11-12
51-53
56-58
Total
% Hedged
75-80%
65-70%
25-30%
Price $/MWh
$48
$47
$45
Oct-Dec
2016
2017
2018

Early retirement of the Hudson and Mercer generating stations totaling ~1,250 MWs in June
2017 resulted in one-time charges in 3Q of $67 million (after-tax) covering impairments and closing costs; remaining capital cost will be depreciated from Q4 2016 through first-half 2017
24
PSEG Power –
Q3 Operating Highlights
Q3 output was down 4% vs. Q3 2015, YTD output down 6% from extended nuclear outages at Salem 1 and 2
CCGT capacity factor of 74% in Q3, YTD CCGT capacity factor of 63%
Nuclear capacity factor of 80% in Q3, YTD nuclear capacity factor of 88%
Updating PSEG Power’s full-year 2016 Operating Earnings (non-GAAP) guidance to
$460 -
$500 million from $460 -
$525 million; and full-year 2016 Adjusted EBITDA
(non-GAAP) guidance to $1.270 -
$1.335 billion from $1.270 -
$1.375 billion
Power’s total debt as a percentage of capital at September 30 was 28%
Operations
Regulatory and Market
Environment
Financial

PSEG

PSEG Financial Highlights
Updating
full-year
2016
Operating
Earnings
(non-GAAP)
guidance
to
$2.80
-
$2.95
from $2.80 -
$3.00 per share
Strong third quarter results were not sufficient to offset the lack of a winter
Focused on meeting customer needs for clean, reliable, efficient delivery of energy
Infrastructure Spend
PSE&G capital spending for 2016 expected to top $3 billion
Keys, Sewaren and Bridgeport Harbor CCGT construction is on schedule and on budget
PSE&G has identified more than $600 million year to date of additional infrastructure spend over the current capital spending plan of $12 billion in the 2016-2020 period
Financial position remains strong
Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 45% at September 30
Announced retirement of Hudson and Mercer generating stations (totaling ~1,250 MW) planned for mid-2017 expected to improve Power’s cash flow and return profile

APPENDIX

PSEG 2016 Operating Earnings Guidance -
By Subsidiary
$ millions (except EPS)
2016E
2015
PSE&G (Net Income)
$900 -
$935
$787
PSEG Power*
$460 -
$500
$653
PSEG Enterprise/Other*
$65 -
$65
$36
Operating Earnings (non-GAAP)*
$1,425 -
$1,500
$1,476
Operating EPS (non-GAAP)*
$2.80 -
$2.95E
$2.91
Segment Operating Earnings Guidance and Prior Results
(non-GAAP, except as noted)*
$ millions
2016E
2015
PSEG Power
$1,270 -
$1,335
$1,563
PSEG Power Adjusted EBITDA (non-GAAP)*
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP).  E=Estimate

PSEG Liquidity as of September 30, 2016 29

A
Items Excluded from Net Income to Reconcile to Operating Earnings
(Non-GAAP)
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
2016
2015
2016
2015
2015
2014
Net Income
327
$
439
$
985
$
1,370
$
1,679
$
1,518
$
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax (PSEG Power)
(4)

24

4

14

(24)

(138)

(Gain) Loss on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
(58)

(84)

91

(98)

(157)

(111)

Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-

-

-

(172)

(172)

27

Hudson/Mercer Early Retirement, pre-tax (PSEG Power)
114

-

114

-

-

-

Lease Related Activity, pre-tax (PSEG Enterprise/Other)
137

-

137

-

-

-

Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(72)

24

(135)

107

150

104

Operating Earnings (non-GAAP)
444
$
403
$
1,196
$
1,221
$
1,476
$
1,400
$
Fully Diluted Average Shares Outstanding (in millions)
508

508

508

508

508

508

Net Income
0.64
$
0.87
$
1.94
$
2.70
$
3.30
$
2.99
$
(Gain) Loss on NDT Fund Related Activity, pre-tax (PSEG Power)
-

0.05

0.01

0.03

(0.05)

(0.27)

(Gain) Loss on MTM, pre-tax
(a)
(PSEG Power)
(0.11)

(0.17)

0.18

(0.19)

(0.31)

(0.22)

Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-

-

-

(0.34)

(0.34)

0.05

Hudson/Mercer Early Retirement, pre-tax (PSEG Power)
0.22

-

0.22

-

-

-

Lease Related Activity, pre-tax (PSEG Enterprise/Other)
0.27

-

0.27

-

-

-

Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(0.14)

0.05

(0.26)

0.21

0.31

0.21

Operating Earnings (non-GAAP)
0.88
$
0.80
$
2.36
$
2.41
$
2.91
$
2.76
$
(a) Includes the financial impact from positions with forward delivery months.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings (non-GAAP) Reconciliation
(b) Income tax effect calculated at 40.85% statutory rate, except for lease related activity which is calculated at a combined leveraged lease effective tax rate of 37% and NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
Year-Ended
September 30,
December 31,
Nine Months Ended
September 30,
Three Months Ended
Reconciling Items
($ millions, Unaudited)
($ Per Share Impact - Diluted, Unaudited)

B
Items Excluded from Net Income to Reconcile to Adjusted EBITDA
(non-GAAP) and Operating Earnings (non-GAAP)
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income.
2016
2015
2016
2015
2015
Net Income (Loss)
139
$
206
$
320
$
707
$
856
$
(Gain) Loss on NDT Fund Related Activity, pre-tax
(4)

24

4

14

(24)

(Gain) Loss on MTM, pre-tax
(a)
(58)

(84)

91

(98)

(157)

Storm O&M, net of insurance recoveries, pre-tax
-

-

-

(172)

(172)

Hudson/Mercer Early Retirement, pre-tax
114

-

114

-

-

Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(21)

24

(84)

107

150

Operating Earnings (non-GAAP)
170
$
170
$
445
$
558
$
653
$
Fossil Major Maintenance, pre-tax
10

10

39

111

128

Depreciation and Amortization, pre-tax
(c)
83

76

244

228

301

Interest Expense, pre-tax
(c) (d)
23

30

65

93

120

Income Taxes
(c)
111

115

292

338

361

Adjusted EBITDA (non-GAAP)
397
$
401
$
1,085
$
1,328
$
1,563
$
(a) Includes the financial impact from positions with forward delivery months.
(c) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(d) Net of capitalized interest.
Nine Months Ended
September 30,
($ millions, Unaudited)
(b) Income tax effect calculated at 40.85% statutory rate, except for lease related activity which is calculated at a combined leveraged lease effective tax rate of 37% and NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
PSEG Power Adjusted EBITDA (non-GAAP) Reconciliation
Three Months Ended
Year Ended
December 31,
Reconciling Items
September 30,
2016
2015
2016
2015
Net Income (Loss)
(67)
$
11
$
(31)
$
32
$
Lease Related Activity, pre-tax
137
-
137
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(a)
(51)
-
(51)
-
Operating Earnings (non-GAAP)
19
$
11
$
55
$
32
$
(a) Income tax effect calculated at a combined leveraged lease effective tax rate of 37%.
($ millions, Unaudited)
Operating Earnings (non-GAAP) Reconciliation
Reconciling Items
Three Months Ended
Nine Months Ended
September 30,
September 30,
PSEG Enterprise/Other